Exhibit 12.3

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 20-F of Rogers Cable Inc., a corporation organized under the laws of Ontario (the “Company”) for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March15, 2005	/s/ Edward Rogers

Edward Rogers
President and Chief Executive Officer

Dated: March15, 2005	/s/ Donald W. Huff

Donald W. Huff
Senior Vice President, Finance

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